UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 6, 2007

DeVry Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13988	36-3150143
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

ONE TOWER LANE, SUITE 1000,	60181
OAKBROOK TERRACE, ILLINOIS	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number; including area code:
(630) 571-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) As contemplated by the employment agreement previously disclosed on Form 8-K filed on November 21, 2006, 50,000 non-qualified stock options were awarded to Daniel Hamburger, President and Chief Executive Officer of the Company, on February 6, 2007,  under the Company’s 2003 Stock Incentive Plan. The stock options are exercisable at $28.80 per share, the closing price of the Company’s Common Stock on the New York Stock Exchange on February 6, 2007, terminate after ten years from the date of the grant and generally vest in annual increments of 20% on November 15th of each year, starting in November 2007. Any unvested stock options will accelerate upon a change in control of the Company.

Additionally, 1,500 non-qualified stock options were awarded to Dennis Keller, Board Chair of the Company, on February 6, 2007, under the Company’s 2003 Stock Incentive Plan. The stock options are exercisable at $28.80 per share, the closing price of the Company’s Common Stock on the New York Stock Exchange on February 6, 2007, terminate after ten years from the date of the grant and generally vest in annual increments of 20% on November 15th of each year, starting in November 2007. Any unvested stock options will accelerate upon a change in control of the Company.

1,000 incentive stock options were awarded to Harvey Leffring, Vice President and Chief Information Officer of the Company, on February 6, 2007, under the Company’s 2003 Stock Incentive Plan. The stock options are exercisable at $28.80 per share, the closing price of the Company’s Common Stock on the New York Stock Exchange on February 6, 2007, terminate after ten years from the date of the grant and generally vest in annual increments of 20% on October 3rd of each year, starting in October 2007. Any unvested stock options will accelerate upon a change in control of the Company.

Attached as Exhibit 99.1 is the Form of Stock Option Agreement for Non Qualified Stock Options. Attached as Exhibit 99.2 is a Form of Stock Option Agreement for Incentive Stock Options.

Item 9.01 - Financial Statements and Exhibits

(d) - Exhibits

99.1	Form of Stock Option Agreement for Non Qualified Stock Options
99.2	Form of Stock Option Agreement for Incentive Stock Options

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                  DEVRY INC.
                         (Registrant)

Date: February 7, 2007            /s/ Richard M. Gunst
                Richard M. Gunst
                                                        Senior Vice President,
                                 Chief Financial Office
                                 And Treasurer